SECOND AMENDMENT TO NOTE AGREEMENT


         THIS SECOND AMENDMENT dated as of May 9, 1997 (the or this "Amendment") to the Note Agreement dated as of September 20, 1991 is between UNITED GROCERS, INC., an Oregon corporation (the "Company"), and each of the institutions which is a signatory to this Amendment (collectively, the "Noteholders").


                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into a Note Agreement dated as of September 20, 1991, as amended (the "Note Agreement"). The Company has heretofore issued the $30,000,000 9.15% Senior Notes Due October 1, 2000 (the "Notes") dated September 24, 1991 pursuant to the Note Agreement.

         B. The Company and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

Section 1.    AMENDMENT.

         1.1 Section 5.7 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

                  "5.7. Fixed Charge Coverage. The Company will, as of the end of each Fiscal Quarter specified below, maintain the ratio of Consolidated Net Income Available for Fixed Charges for the immediately preceding 12-month period to Fixed Charges for such 12-month period at not less than the ratio set forth opposite such period:


Fiscal Quarters Ending                              Ratio
----------------------                              -----

From the Closing Date through
  June 28, 1996                                     1.4 to 1


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September 27, 1996 through
  June 28, 1997                                     1 to 1

October 3, 1997                                     1.15 to 1

January 2, 1998 and thereafter                      1.4 to 1"


Section 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         2.1 To induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:

                  (a) this  Amendment  has been duly  authorized,  executed  and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Note Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

                  (d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

                  (e)  all  the  representations  and  warranties  contained  in
         Section 3.1 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.



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


Section 3.    CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

         3.1 This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this Amendment, duly executed by the Company and the holders of at least 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

                  (b) each of the Noteholders shall have been paid a fee equal to two-tenths of one percent (0.002%) of the outstanding principal amount of the Note held by such Noteholder; and

                  (c) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

Section 4.    WAIVER.

         4.1 Upon and by virtue of this Amendment, the failure of the Company to comply with the provisions of Section 5.7 of the Note Agreement on or prior to the date hereof which constitutes an Event of Default under the Note Agreement shall be deemed to have been waived by the Noteholders which Event of Default has occurred solely as a result of the Company's failure to maintain the ratio of Net Income Available for Fixed Charges to Fixed Charges for the 12-month period ending on September 27, 1996, December 28, 1996 and March 28, 1997. The Company understands and agrees that the waiver contained in this Section 3.1 pertains only to the Default and Event of Default herein described and to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Note Agreement or to any rights which the Noteholders have by virtue of any such other actions or matters.

Section 5.    MISCELLANEOUS.

         5.1 This Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Agreement and the Note are hereby ratified and shall be and remain in full force and effect.

         5.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

         5.3 The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.



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


         5.4 This Amendment shall be governed by and construed in accordance with Colorado law.

         5.5 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                                UNITED GROCERS, INC.

                                                By

                                                Its

Accepted and Agreed to:

                                                GREAT-WEST LIFE & ANNUITY
                                                         INSURANCE COMPANY

                                                By

                                                Its

                                                By

                                                Its


                                                UNITED OF OMAHA LIFE INSURANCE
                                                         COMPANY

                                                By

                                                Its


                                                MUTUAL OF OMAHA INSURANCE
                                                         COMPANY

                                                By

                                                Its



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                                                COMPANION LIFE INSURANCE COMPANY

                                                By

                                                Its

                                                By

                                                Its


                                                AMERICAN REPUBLIC INSURANCE
                                                         COMPANY

                                                By

                                                Its

                                                By

                                                Its


                                                UNITED WORLD LIFE INSURANCE
                                                         COMPANY

                                                By

                                                Its





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